J.P. Morgan Auto Group Investor Meeting Adient China Business Update May 21, 2026

Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for its deleveraging activities, the timing, benefits and outcomes of those activities, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the effects of local and national economic, credit and capital market conditions (including the persistence of high interest rates, vehicle affordability and volatile currency exchange rates) on the global economy, increased competitive pressures in the EMEA and Asia regions from Chinese OEMs, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, automotive vehicle production levels, mix and schedules, as well as the concentration of exposure to certain automotive manufacturers particularly new entrants in the China market, shifts in market shares among vehicles, vehicle segments or away from vehicles on which Adient has significant content, changes in consumer demand, risks associated with Adient’s joint ventures, volatile energy markets, Adient’s ability and timing of customer recoveries for increased input costs, the availability of raw materials and component products (including components required by Adient’s customers for the manufacture of vehicles), risks associated with warranty and product recall and product liability exposures, geopolitical uncertainties such as the Middle East and Ukraine conflicts and the impact on the regional and global economies and additional pressure on commodities, supply chain and vehicle production, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to successfully identify suitable opportunities for organic investment and/or acquisitions and to integrate such investments and/or acquisitions, work stoppages, including due to strikes, supply chain disruptions and similar events, wage inflationary pressures due to labor shortages and new labor negotiations, the ability of Adient to execute its restructuring plans and achieve the desired benefit, the ability of Adient to meet debt service requirements and terms of future financing, the impact of global tax reform legislation, the impact of more aggressive positions taken by tax authorities, potential adjustment of the value of deferred tax assets, global climate change and related emphasis on sustainability matters by various stakeholders, and the ability of Adient to achieve its sustainability-related goals, cancellation of, or changes to, commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 18, 2025, in Adient’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions, or the projections based thereon. This document also contains the key performance indicator of business performance, which is defined as the difference in period-over-period Adjusted EBITDA excluding production volume/mix, equity income, foreign exchange and net commodity pricing. Management believes this key performance indicator encompasses the significant drivers of the performance of the business that are within management’s ability to influence and may assist investors in evaluating Adient’s on-going operations and provide important supplemental information regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider this key performance indicator as an alternative to our GAAP financial results. Important Information May 21, 2026J.P. Morgan China Investor Meeting 2

3 Agenda > Introduction > Adient China Business Update James Huang Executive VP APAC > Q&A J.P. Morgan China Investor Meeting James Huang

Adient China Business Update

We generated ~$6B sales revenue in FY2025 1 We have in Asia We employ ~26,000 highly engaged employees including 2,170 engineers 5 We have in China 25 Manufacturing locations 3 Global tech centers in countries6 39 Manufacturing locations 3 Global tech centers Wholly-owned entities2 Joint ventures7 Adient is a top 3 seating supplier in APAC region (for both China and Asia) Adient APAC at a glance May 21, 2026J.P. Morgan China Investor Meeting Note: 1 Includes consolidated and unconsolidated sales

Unmatched footprint, capabilities, and scale in China

Adient China Footprint

- **Broad geographic reach** with **39** plants serving **40+** customers
- **Continue to expand footprint** through **organic and inorganic growth**
- **3** advanced global tech centers with **world-class innovation and engineering capabilities**



Daqing
Changchun
Meihekou
Zhangjiakou
Beijing
Xinji
Langfang
Tianjin
Jinan
Qingdao
Nantong
Hefei
Changshu
Shanghai
Wuhan
Chengdu
Chongqing
Hangzhou
Taizhou
Nanchang
Lishui
Jinhua
Guangzhou
Fuzhou
Foshan
Zhaoqing

Wholly-owned | Joint Venture | Global Tech Center | New Footprint

Established 3 new manufacturing sites to serve new customers

Adient China Customer Portfolio

Chinese OEMs

☆ New Customer

Leading China EV maker

Global OEMs

J.P. Morgan China Investor Meeting
Adient – PUBLIC
May 21, 2026
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Wholly-owned and JV entities enabling growth across a diverse customer base

As a leading global seating supplier with highly localized operations in China, our wholly-owned and JV entities strengthen our access to and expansion across a diverse customer portfolio nationwide

Adient's wholly-owned and JV structure in China

Wholly-owned	# of Plants	Major Products	Major Customers
ACQ	14	JIT/Foam/Trim/Metal	Volvo, Ford, Lincoln, Chang'an, Geely, BYD, NIO, Onvo, Xpeng, Leapmotor, Leading China EV maker, VOYAH, AITO, Nissan
Consolidated JVs	**# of Plants**	**Major Products**	**Major Customers**
BJA	4	JIT/Foam/Trim	Mercedes-Benz, Hyundai, BAIC, Stelato
GAAS	2	JIT/Metal	GAMC, Aion, Honda, Toyota
Unconsolidated JVs [1]	**# of Plants**	**Major Products**	**Major Customers**
CFAA	9	JIT/Foam/Trim	VW, Audi, Toyota, FAW-Hongqi, Chery
FAA	6	Metal/Mechanism	VW, Audi, Toyota, FAW-Hongqi, Chery
Keiper	2	Mechanism	Tesla, AITO, GM, VW, Geely, BYD, Chery
LF	1	Metal	Mercedes-Benz, Hyundai, BAIC, Stelato
SAA	1	JIT	Geely

Note: [1] With near-equal ownership, shared governance and strong partner alignment

China sales split in FY25


Wholly-owned
21%
11%
Consolidated
68%
Unconsolidated

J.P. Morgan China Investor Meeting
Adient – PUBLIC
May 21, 2026
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Adient China business highlights since last year's J.P. Morgan Summit



1 Strong new business bookings fueling continued sales growth momentum

- **Won ~$1.1B in annual business** in FY25 and captured business from **4 new auto brands**
- Sales in China continue to **outperform the market: up 18%** vs. market down 2% in FY26 1H, **reflecting key program wins with C-OEMs**

2 Strengthening OEM relationships through existing and new partnerships

- **Established a new strategic joint venture** to further strengthen presence in China
- **Continuing to explore inorganic opportunities** across different dimensions to drive growth

3 Accelerating the commercialization of innovative solutions

- **130 programs** developed and **30+** innovative products **commercialized** in China since FY25
- **Strong innovation-to-execution capability drives premium content** and enabled new / conquest wins

4 Advancing operational excellence through automation and AI

- **70+ new projects initiated in FY26** to invest and scale automation and AI-enabled plant digitalization, delivering cost savings and sustainable success in the region

5 Reinforcing supplier of choice status with execution and customer focus

- **Strong execution performance** – **46** programs launched in FY26 and **158** active programs in launch
- YTD received **35+ awards recognizing our unique value** to customers and the auto industry

J.P. Morgan China Investor Meeting Adient – PUBLIC May 21, 2026 8

1 Adient China organic growth accomplishments in the past year

ADIENT

Strong bookings and sales momentum

- **~$1.1B annual total business sourced in FY25**
- **~70% business wins in FY25 from C-OEMs,** reflecting a strategic shift in customer mix aligned with market dynamics
- Sales in China **continues to outgrow the broader market**: **up 18%** vs. market down 2% in FY26 1H

Adient China customer mix[1] shift, FY24 – FY28E



C-OEM
Global OEM
40%
60%
48%
52%
60%
40%
64%
36%
65%
35%
2024
2025
2026E
2027E
2028E

Growing new and existing customers

- **Successfully entered BYD and Chery supplier pools** with new component / complete seat businesses
- **Re-established presence at Dongfeng** via premium EV brand VOYAH
- **Captured a new EV customer Stelato** under HIMA[2]
- Adient now serves **8 of the top 10 OEM groups** in China

BYD GEELY 中国一汽 FAW GROUP BAIC 北汽集团 东风汽车 CHERY 长安汽车 CHANGAN 广汽集团 GAC GROUP

- **Leveraging high-content innovative products to drive growth** with key customers, and **conquer** strategic programs from competitors

NIO | Leading China EV maker

[1] Management estimates, including consolidated revenues
[2] Harmony Intelligent Mobility Alliance

J.P. Morgan China Investor Meeting Adient – PUBLIC May 21, 2026 9

1 Recent new and conquest business wins in China

ADIENT

Driving new and conquest business wins in China through Adient's high-content innovations

New wins

DF-Voyah ☆
H97N/H56N/H37N
Front-row
Complete Seat


VOYAH

BYD ☆
Denza D9 & Seagull
Trim



Chery ☆
Rely P3X Pick-up Truck
Complete Seat

CHERY



BAIC-Stelato ☆
BE22 Platform
3rd-row Complete Seat



Conquest wins

Xpeng
Mona M03
JIT and front-row
platform frame

XPENG



Geely
Zeekr 9X / Lynk & Co. 900
2nd-row Frame &
Mechanism

ZEEKR



FAW-VW
Audi PPE
Complete Seat



GAC-Toyota
V57
Rear-row Complete Seat



☆ *New Customer* *Electric vehicle*

J.P. Morgan China Investor Meeting Adient – PUBLIC May 21, 2026 10

11 Strengthening relationship with C-OEMs through new joint venture J.P. Morgan China Investor Meeting > In December 2025, Adient established a new strategic joint venture through the acquisition of a 49% equity stake in SCI (Zhangjiakou) Co., Ltd., a local Chinese supplier under Zhejiang Yoening Technology Group > This collaboration aims to strengthen relationship with key Chinese OEMs and represents another strategic move for Adient in strengthening its presence in China Key benefits and synergies: > New business opportunities to grow market share within the domestic China market > Expansion of our footprint to support new customers > Enhanced product development and innovation Latest progress of the JV: > JV established as SCI Adient (ZJK) Automotive Components Co., Ltd. > First plant in operation > The JV won its first new complete seat business from Geely Adient continues to explore inorganic opportunities across different dimensions to drive growth May 21, 2026 2

Delivering sustainable value through industry leading engineering capabilities and product innovations

> Adient China continues to **upgrade our engineering facilities and capabilities** to pioneer seating solutions for today and tomorrow
> **Our industry-leading innovative products enable new & conquest business wins** through differentiated in-vehicle experience
> China TCs are actively **applying AI-enabled technologies** across seating engineering design and development

3
Global Tech Centers

~1,200
Engineers

40+
Customers

China engineering highlights since FY25

~130	**30+**
Complete seat programs active	Innovative products commercialized



Sled Test with latest configuration



New showroom in Shanghai


ADIENT
Advanced 3D Visualization and Materials

AI-driven engineering workflows

Innovative product portfolio driving better in-vehicle experience


Comfort
Connectivity
Reconfiguration
Sustainability
Safety

J.P. Morgan China Investor Meeting
Adient – PUBLIC
May 21, 2026
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③ Accelerating the commercialization of Adient's innovative products

ADIENT

Examples of Recently Commercialized Innovations




Two new Chinese OEM models

ProForce Massage *Flow*




NIO ES9

StepJoy Foot Massage




Trumpchi M8/S9
Hyptec A800

ProForce Massage *Focus*




Nissan NX8

Adaptive Seat




Leapmotor D99

Power long track and swivel

Ongoing Commercialization Discussion



ModuGo Seat

- *Modular design*
- *Adaptive support*
- *Improved JIT efficiency*



C-Coupe

- *Zero-gravity frame*
- *Forward folding*
- *Height adjustment*



TruMassage Seat

- *Shoulder massage*
- *Calf rest massage*



Z-Guard

- *Zero-gravity dynamic safety solution*

Comfort *Connectivity* *Reconfiguration* *Safety* *Sustainability*

J.P. Morgan China Investor Meeting
Adient – PUBLIC
May 21, 2026 13

4 Reinforcing competitive advantages in operational excellence through automation and AI-enabled digitalization

ADIENT

Automation and AI-enabled digitalization are key enablers to drive positive business performance and margin expansion

- Adient China remains committed to **investing and scaling in automation and AI-enabled smart manufacturing technologies** to drive sustained success
  - **70+** automation projects initiated in FY26
  - **~400+ robots** and **~300 AGVs** already in place across all plants in China
  - Commenced early-stage use of **humanoid robots** and developing shopfloor applications
  - Ongoing investments for program launches and CI projects, with quick payback and significant cost reduction

Adient's focused areas in automation and digital technologies

JIT
- Smart steaming
- AI visual inspection
- Auto marriage and EOL

Trim
- Humanoid robot for quilting and perforation
- Auto sewing and monitoring systems

Foam
- Anti-squeak / mold release auto spray
- Auto mold cleaning
- Camera-based auto inspection

Metal **Mechanism**
- Welding seam AI inspection
- Long rail track auto inspection
- Automated long rail track marriage

- Spreading the use of AGVs / AMRs / AGFs [1] across all product groups

Automation equipment / technologies at Adient China facilities


Humanoid Robot for Quilting and Perforation


Auto Sewing


Smart Steaming


AWL
Welding Seam AI Inspection


AI Visual Inspection

Note: [1] AGV: Automated Guided Vehicles; AMR: Autonomous Mobile Robots; AGF: Automated Guided Forklift

J.P. Morgan China Investor Meeting
Adient – PUBLIC
May 21, 2026
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5 Program launch success rate continues to execute at a high level

ADIENT

- **46** programs launched YTD in FY26, **45%** of seating programs are high-content; in total **158** active programs in launch
- **Exceptional execution** and **high agility** continues to **enable complex high-content launches with short lead times**
- Adient's **foot massage innovation StepJoy successfully launched** on NIO ES9 model

Key FY26 program launches

GAC Hyptec A800
Complete seat
Zero Gravity / Proforce Massage / Push Tray Table




Leapmotor D19
2nd & 3rd row complete seat
Zero Gravity / One Touch Recliner




Nissan NX8
1st row JIT/foam/trim/headrest
Adaptive Seat System / Zero Gravity




NIO ES9
1st row JIT/foam/trim
StepJoy / Long Rail Track / Adaptive Display




Toyota RAV4
JIT/foam/trim
Adient designed ANGS structure




Geely Galaxy L380
Complete seat
Long Rail Track / Music Headrest




Complete Seat System: JIT/Trim/Foam/Metals

Electric vehicle

J.P. Morgan China Investor Meeting Adient – PUBLIC May 21, 2026 15

5 Adient remains an industry leading global seating supplier in China

Adient China received 35+ recognition YTD in FY26

Adient China's unique value drivers for OEM customers

Changan-Ford
Outstanding Supplier Award

Volvo
APAC Brand Ambassador Award

Gasgoo
China Top Auto Supplier
(Smart Cockpit Category)

Fujian Mercedes-Benz
Best Localization Supplier

Toyota
Reginal Contribution Award

Changan-Avatr
2025 Excellent Supplier Award

Chery RELY
Excellent Supplier Award

FAW-VW
Collaborative Innovation Award

Polaris
Integrated Seat and Comfort System Innovation – Xi Yi Award

Product Innovation

Customer Partnership

Launch Execution

Total Quality Performance

• • •

J.D. Power
11 Awards in 2025 China Seat Quality Ranking across 10 segments

Xpeng
Co-Xpathfinder Supplier Award

Changan Group
Collaborative Contribution Award

Geely
Quality Excellence Award

FAW-VW
Excellent Quality Award

FAW-VW
Excellent Partner Award

FAW-Hongqi
Cooperation Flag Award

GAC-Toyota
Quality Collaboration Award

FAW-Toyota
Best Quality Award











J.P. Morgan China Investor Meeting
Adient – PUBLIC
May 21, 2026
16

17J.P. Morgan China Investor Meeting Adient’s strategic priorities to drive shareholder values in China > Adient is well positioned to outgrow the market driven by strong business wins with C-OEMs, while delivering robust EBITDA and cash flow over the foreseeable future > Continuing to explore inorganic growth opportunities across multiple dimensions > Adient China will make maximum efforts to expand market share with existing footprint, common product platform, minimized investment and disciplined capital allocation > Continue to drive efficiency and cost optimization through automation and plant digitalization > Remain focused on execution excellence and delivering value to OEM customers > Utilize world-class engineering capabilities to develop and commercialize high-content innovations, driving new and conquest business wins > Actively applying AI-enabled technologies across seating engineering design and development May 21, 2026 Profitable Growth Innovation Leadership and Speed to Market Automation and AI-enabled Operational Excellence Optimized Capital Allocation

Q&A

Appendix

Adient APAC FY2026 customer mix by revenue Our APAC business reflects a broad and well-balanced customer base throughout the region enhancing stability and long-term growth Chinese OEM Japanese OEM Korean OEM European OEM American OEM Chinese OEM Japanese OEM European OEM American OEM Chinese OEM Japanese OEM Korean OEM European OEM American OEM Asian OEM China Consolidated Business China Non-consolidated Business 1 Asia ex China Business 20May 21, 2026 Note: 1 Includes third-party component sales J.P. Morgan China Investor Meeting